EXECUTION COPY


                       AMENDED LOAN AND WARRANT AGREEMENT

      THIS AGREEMENT, calling for the adjustment of certain loan and warrant terms (the "Agreement"), is made and entered into as of the 12th day of February, 2004 (the "Effective Date") by and between Electrum, LLC ("Electrum"), LCM Holdings LDC ("LCM" and together with Electrum, the "Lenders "), and Trend Mining Company, a Delaware corporation ("Trend").

                                    RECITALS
                                    --------

WHEREAS: Trend and Electrum have heretofore entered into that certain Loan Facility Agreement dated December 6, 2000 (the "Loan Facility"), pursuant to which Electrum agreed to lend certain sums of money to Trend as requested pursuant to the terms of the Loan Facility; and

WHEREAS: Trend and Electrum have entered into those certain loan letter agreements (the "Electrum Letter Agreements"), pursuant to which Electrum loaned Trend certain additional sums of money as detailed on Appendix A hereto; and

WHEREAS: Trend and LCM have heretofore entered into that certain letter agreement dated October 22, 2001 (the "October LCM Letter Agreement") pursuant to which LCM loaned Trend certain sums of money; and

WHEREAS: pursuant to the Loan Facility, the Electrum Letter Agreements and the October LCM Letter Agreements, Trend granted the Lenders certain warrants to purchase Trend's common stock, $0.01 par value per share (the "Common Stock"), for $1.50 per share (the "Warrant Strike Price"); and

WHEREAS: pursuant to the Loan Facility, the Electrum Letter Agreements and the October LCM Letter Agreements, the Lenders were given the option to convert each $1.25 of outstanding debt (the "Conversion Price"), into one unit comprised of one share of Common Stock and one warrant to purchase a share of Common Stock for $1.50 (the "Unit Warrant Strike Price"); and

WHEREAS: Trend and the Lenders entered into that certain Financing Agreement, dated January 30, 2002 (the "Financing Agreement"), pursuant to which Trend agreed to (i) reduce the Warrant Strike Price to $1.00 in respect of all warrants held by the Lenders on the date thereof, (ii) reduce the Conversion Price to $.50 in respect of all debt to the Lenders existing on the date thereof and (iii) reduce the Unit Warrant Strike Price to $1.00 in respect of all debt to the Lenders existing on the date thereof; and

WHEREAS: In connection with the Financing Agreement, Electrum loaned the Company an additional $150,000 with the conversion feature set forth in the Financing Agreement and outlined above and was granted 150,000 Warrants with the terms set forth in the Financing Agreement and outlined above; and

WHEREAS: Trend and LCM entered into that certain letter agreement dated June 27, 2002 (the "June LCM Letter Agreement" and together with the LCM Letter Agreement, the "LCM Letter Agreements") pursuant to which LCM loaned Trend certain sums of money in exchange for (i) warrants with a Warrant Strike Price of $.50, (ii) an option to convert the loan at a Conversion Price of $.50 into a unit consisting of one share of Common Stock and one warrant with a Unit Warrant Strike Price of $.50; and

WHEREAS: Pursuant to a Settlement Agreement (the "Settlement Agreement") dated as of even date herewith, an aggregate of $160,194 of the Debt (as defined below) was cancelled, the Kaplan Parties (as defined in the Settlement Agreement) paid $50,000 in cash to Trend, and LCM and Electrum waived Trend's default up to the date hereof under the Loan Facility, the Electrum Letter Agreements, the LCM Letter Agreements and the Financing Agreement; and

                                                                  EXECUTION COPY

WHEREAS: Trend and the Lenders wish to re-price the Warrant Strike Price on all warrants held by the Lenders under the Loan Facility, the Electrum Letter Agreements, the LCM Letter Agreements and the Financing Agreement, as detailed on Appendix B hereto (the "Warrants"); and

WHEREAS: Trend and the Lenders wish to re-price the Conversion Price and the Unit Warrant Strike Price in respect of all existing debt to the Lenders pursuant to the Loan Facility, the Electrum Letter Agreements, the LCM Letter Agreements and the Financing Agreement as detailed on Appendix A hereto (the "Debt").

                                    AGREEMENT
                                    ---------

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Trend and Electrum Group, the parties hereby agree as follows:

      1) Concurrently with the execution of this Agreement, Trend has repaid $92,220.03 of the Debt, in the amount of $68,435.36 to Electrum and $23,784.67 to LCM.

      2) This Agreement hereby amends and supercedes the Loan Facility, Electrum Letter Agreements, the LCM Letter Agreements and the Financing Agreement with respect to the (i) Conversion Price with respect to the Debt, (ii) the Warrant Strike Price and (iii) the Unit Warrant Strike Price with respect to the Debt.

      3)    The Conversion Price on all Debt is $1.25.

      4) Each Unit will consist of one share and one warrant with the warrant being exercisable for a period of five years from the date of conversion and exercisable at a price of $1.50.

      5) The outstanding Warrants detailed in Appendix B shall be exercisable at a price of $1.50.

      6) Trend and Electrum agree that the warrants detailed by Appendix B are as of this date null and void and Trend hereby agrees to expeditiously issue new warrant certificates reflecting the revised terms as outlined in Appendix B.

      7) Except as set forth above, the terms of the Loan Facility, Electrum Letter Agreements, the LCM Letter Agreements and the Financing Agreement shall remain in full force and effect.

                                                                  EXECUTION COPY


      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement and made it effective as of the date first written above.

ELECTRUM, LLC                                       TREND MINING COMPANY,
                                                    a Delaware corporation

By:                                                 By:
   ----------------------                              ---------------------
   Name:                                               Kurt Hoffman
   Title:                                              President

LCM HOLDINGS, LDC.

By:
   ----------------------
   Name:
   Title:

                                                                  EXECUTION COPY


                                              APPENDIX "A"

                                  AMOUNTS LOANED BY ELECTRUM AND LCM


PARTY                         DATE                     AMOUNT                 PRINCIPAL BALANCE
-----                         ----                     ------                 -----------------

Electrum

                           11/06/2000                 35,000.00                    35,000.00
                           12/04/2000                100,000.00                   135,000.00
                           12/18/2000                 50,000.00                   185,000.00
                           01/26/2001                 50,000.00                   235,000.00
                           03/15/2001                 50,000.00                   285,000.00
                           04/10/2001                 50,000.00                   335,000.00
                           05/04/2001                 50,000.00                   385,000.00
                           06/04/2001                 50,000.00                   435,000.00
                           07/03/2001                 85,000.00                   520,000.00
                           01/31/2002                150,000.00                   150,000.00
                                                     ----------                   ----------

Total Electrum                                       670,000.00                   670,000.00

LCM Holdings
                           10/26/2001                 50,000.00                    50,000.00
                           11/01/2001                 10,000.00                    60,000.00
                           11/15/2001                 30,000.00                    90,000.00
                           11/28/2001                 29,445.12                   119,445.12
                           05/07/2002                 60,000.00                    60,000.00
                           05/22/2002                 35,000.00                    35,000.00
                           06/14/2002                 18,413.00                    18,413.00
                                                      ---------                    ---------
Total LCM Holdings                                   232,858.12                   232,858.12

Repaid to Electrum         02/12/2004                                              68,435.36
Repaid to LCM              02/12/2004                                              23,784.67
TOTAL ALL LOANS                                     $902,858.12                  $810,638.09


                                                                  EXECUTION COPY

                                  APPENDIX "B"

                      WARRANT SCHEDULE FOR ELECTRUM AND LCM


Issued to                   # Shares      Previous Exp.    New Exp. Date         Previous Price per       New Price per
---------                   --------      --------------   -------------         -------------------      -------------
                                          Date                                   Share                    Share
                                          ----                                   -----                    -----
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
Electrum                     285,000      09/30/07         09/30/06              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
Electrum                      50,000      09/30/07         09/30/06              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
Electrum                     185,000      09/30/07         09/30/06              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
Electrum                     150,000      01/30/07         01/30/07              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
LCM Holdings LDC              50,000      01/09/05         01/09/04              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
LCM Holdings LDC              10,000      01/09/05         01/09/04              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
LCM Holdings LDC              30,000      01/09/05         01/09/04              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
LCM Holdings LDC              29,445      01/09/05         01/09/04              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
LCM Holdings LDC             113,413      06/27/07         06/27/07              $1.00                    $1.50
--------------------------- ------------- ---------------- --------------------- ------------------------ ----------------
